STATEMENT OF ADDITIONAL INFORMATION

OAK ASSOCIATES FUNDS

February 28, 2022

(as revised August 17 , 2022)

Investment Adviser:

OAK ASSOCIATES, LTD.

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectus dated February 28, 2022. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

WHITE OAK SELECT GROWTH FUND	WOGSX
PIN OAK EQUITY FUND	POGSX
ROCK OAK CORE GROWTH FUND	RCKSX
RIVER OAK DISCOVERY FUND	RIVSX
RED OAK TECHNOLOGY SELECT FUND	ROGSX
BLACK OAK EMERGING TECHNOLOGY FUND	BOGSX
LIVE OAK HEALTH SCIENCES FUND	LOGSX

This SAI is incorporated by reference into the Trust’s prospectus. The financial statements with respect to each Fund for the fiscal year ended October 31, 2021, including notes thereto and the Report of Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, are herein incorporated by reference. Copies of the Oak Associates Funds 2021 Annual Report to Shareholders and the Trust’s prospectus may be obtained without charge by writing to the Trust at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, calling toll-free at 1-888-462-5386, or by visiting the Funds’ website at www.oakfunds.com.

TABLE OF CONTENTS

THE TRUST	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	1
DESCRIPTION OF PERMITTED INVESTMENTS	4
INVESTMENT LIMITATIONS	10
THE ADVISER	14
THE PORTFOLIO MANAGERS	16
THE ADMINISTRATOR	17
THE DISTRIBUTOR	18
THE TRANSFER AGENT	18
THE CUSTODIAN	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
LEGAL COUNSEL	!8
SECURITIES LENDING	18
TRUSTEES AND OFFICERS OF THE TRUST	20
PURCHASING AND REDEEMING SHARES	24
DETERMINATION OF NET ASSET VALUE	25
TAXATION OF THE FUNDS	25
FUND TRANSACTIONS	32
PORTFOLIO HOLDINGS	34
DESCRIPTION OF SHARES	35
SHAREHOLDER LIABILITY	35
LIMITATION OF TRUSTEES’ LIABILITY	35
CODE OF ETHICS	35
PROXY VOTING	36
5% AND 25% SHAREHOLDERS	36
FINANCIAL STATEMENTS	41
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series (“Funds”) of units of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each Fund is treated as a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its

(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses for existing shareholders, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific Fund are allocated across all of the Funds on the basis of relative net assets.

History of the White Oak Select Growth and Pin Oak Equity Funds. The White Oak Select Growth Fund is a successor to the Advisors’ Inner Circle Fund White Oak Growth Stock Fund (“AIC White Oak Fund”). The Pin Oak Equity Fund is a successor to the Advisors’ Inner Circle Fund Pin Oak Aggressive Stock Fund (“AIC Pin Oak Fund”). The AIC White Oak Fund and the AIC Pin Oak Fund were managed by Oak Associates, ltd. (the “Adviser” or “Oak”) using the same investment objective, strategies, policies and restrictions as those used by their respective successor Funds. Each of the AIC White Oak Fund’s and the AIC Pin Oak Fund’s date of inception was August 3, 1992. Each of the AIC White Oak Fund and the AIC Pin Oak Fund were reorganized into the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund, respectively, on February 27, 1998. All of the assets and liabilities of each AIC Fund were transferred to its successor in connection with the successor Fund’s commencement of operations on February 27, 1998. The White Oak Growth Stock Fund changed its name to the White Oak Select Growth Fund in February 2005. The Pin Oak Aggressive Stock Fund changed its name to the Pin Oak Equity Fund in June 2010.

Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds’ respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

White Oak Select Growth Fund. The White Oak Select Growth Fund (the “White Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the White Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of established U.S. companies with large market capitalization (equity market capitalization more than

$15 billion). The White Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and American Depositary Receipts (“ADRs”).

As non-principal investment strategies and consistent with its investment objective, the White Oak Fund may to a lesser extent: invest in securities of small to medium capitalization issuers (equity market capitalization less than $5 billion), other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including exchange-traded funds (“ETFs”), and lend its securities. The Fund may also invest in money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

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Pin Oak Equity Fund. The Pin Oak Equity Fund (the “Pin Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Pin Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of large, established U.S. companies and small and medium-capitalization U.S. companies that the Adviser believes have above average growth potential. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Pin Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Pin Oak Fund may, to a lesser extent, invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Rock Oak Core Growth Fund. The Rock Oak Core Growth Fund (the “Rock Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Rock Oak Fund invests primarily in common stocks of mid capitalization companies, though the Fund may also hold positions in large market capitalization companies. The Rock Oak Fund invests primarily in

U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent: invest in securities issuers with small equity market capitalizations of less than $5 billion, other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

River Oak Discovery Fund. The River Oak Discovery Fund (the “River Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs. The Fund will invest in small-cap companies and, to a lesser extent, in larger companies. For purposes of this policy, the Fund defines small-cap companies to include any company that has less than a $5 billion market capitalization at the time of acquisition.

As non-principal investment strategies and consistent with its investment objective, the Fund may to a lesser extent: invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities); common stocks of micro-capitalization issuers and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund’s investments in money market instruments may represent 100% of the Fund’s assets.

Red Oak Technology Select Fund. The Red Oak Technology Select Fund (the “Red Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund’s objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Fund will be as fully invested as practicable (under normal market conditions) in common stocks of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by

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technology related products and services. The Red Oak Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in companies operating directly in the “technology industry,” which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics (“Technology Companies”). The Fund may invest in Technology Companies without regard to a company’s market capitalization. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Red Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of issuers operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Red Oak Fund may to a lesser extent: invest in securities of other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and lend its securities. The Fund may invest in ETFs. The Fund may also invest in money market instruments, such as short- term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Black Oak Emerging Technology Fund. The Black Oak Emerging Technology Fund (the “Black Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund’s objective. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Fund will be as fully invested as practicable (under normal market conditions) in common stocks of emerging technology issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in the “emerging” (or fastest growing) segments of the technology sector (“Emerging Technology Companies”). The Fund may invest in Emerging Technology Companies without regard to a company’s market capitalization. Emerging Technology Companies operate in industries that the Adviser believes have the potential to develop or are expected to benefit from new technology or significant improvements or enhancements to existing technology. Current examples of Emerging Technology Companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, security, software, semi- conductors, wireless and other communications technology, and combinations of high-speed voice, video and data transfer. There is, however, no guarantee that these types of companies will be the focus of future Fund investments given the speed of technological development. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Black Oak Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

As non-principal investment strategies and consistent with its investment objective, the Black Oak Fund may to a lesser extent: invest in securities of other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, ADRs, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. While the Fund has no current intention to invest in initial public offerings (“IPOs”), and investing in IPOs is not part of the Fund’s principal investment strategy, the Fund may buy certain securities through IPOs if the Adviser believes such securities are consistent with the Fund’s investment policies. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Live Oak Health Sciences Fund. The Live Oak Health Sciences Fund (the “Live Oak Fund”) seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

In addition to the principal investment strategy as set forth in the Fund’s Prospectus, the Live Oak Fund will be as fully invested as practicable (under normal market conditions) in common stocks of “health sciences” issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields (“Health Sciences Companies”). The Live Oak Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in companies doing business in the “health sciences” sector, which generally consists of companies engaged in the research, development, sale, supply and manufacture of various health science products, services and processes. Current examples of Health Sciences Companies include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics, health care facilities); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); genetics (gene synthesis and therapy, engineering, hybridoma and recombinant DNA techniques, monoclonal antibodies); biotechnology/chemicals (enzyme/peptide synthesis, toxic waste treatment); medical/surgical

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(epidermal growth factor, in vivo imaging/therapeutics); equipment (low temperature storage, microimaging systems, biohazard containment); and industrial applications (biochips, fermentation, enhanced mineral recovery). The Fund will purchase securities in Health Sciences Companies that the Adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications. In accordance with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names, the Live Oak Fund has adopted a “non- fundamental” policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of Health Sciences Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders. The Fund invests primarily in U.S. common stocks, but may, to a lesser extent, invest in equity REITs, foreign common stocks and ADRs.

As non-principal investment strategies and consistent with its investment objective, the Live Oak Fund may to a lesser extent: invest in other types of equity securities (e.g., Real Estate Investment Trusts, preferred stocks, warrants and rights to purchase common stocks, and convertible securities) and shares of investment companies, including ETFs, and lend its securities. The Fund may also invest in money market instruments, such as short-term, high quality debt instruments and money market funds, for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

Portfolio Turnover Rate. Portfolio Turnover rate is defined under U.S. Securities and Exchange Commission (“SEC”) rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds’ two most recently completed fiscal years ended October 31, the portfolio turnover rates for each of the Funds were as follows:

Fund	Portfolio Turnover Rate
	2020	2021
White Oak Fund	13%	5%
Pin Oak Fund	15%	6%
Rock Oak Fund	52%	14%
River Oak Fund	48%	29%
Red Oak Fund	4%	6%
Black Oak Fund	22%	14%
Live Oak Fund	33%	6%

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the Prospectus and the “Additional Information About Investment Objectives and Policies” section of this SAI and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective,

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permitted by the Fund’s stated investment policies and determined to be appropriate by the Funds’ Adviser. Unless otherwise noted, the following investments are non-principal investments of the Funds.

American Depositary Receipts (ADRs). ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Borrowing. The Funds may borrow money, but have no current intention to do so. Each Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and the Fund will seek to repay such borrowings promptly.

As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. Each Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities. As part of their principal investment strategies, the Funds invest in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, ADRs, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. The Funds also may

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purchase equity securities traded outside of the United States on registered exchanges or over-the counter market. Equity securities are described in more detail below:

•	Common Stock. As part of their principal investment strategies, the Funds invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	ADRs. ADRs are described in detail on page 7 of this SAI.

•	REITs. REITs are described in detail on page 11 of this SAI.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•        Small and Medium Capitalization Issuers. As part of their principal investment strategies, the Pin Oak Fund, Red Oak Fund, River Oak Fund, Black Oak Fund and Live Oak Fund invest in small and medium capitalization issuers. The Rock Oak Fund may invest in medium capitalization issuers as part of its principal investment strategy. Investing in equity securities of small and medium capitalization companies, and particularly micro-cap companies in regard to the River Oak Fund, often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies, in particular, micro-cap companies, are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by the Funds may be volatile, and the price movements of the Funds’ shares will reflect that volatility. In the case of the River Oak Fund, when purchasing and selling securities of micro capitalization companies, the Fund may only be able to deal with a few market-makers.

Exchange Traded Funds (ETFs). Shares of ETFs may be purchased by the Funds. An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index. ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary

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market like ordinary stocks in lots of any size at any time during the trading day. An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted. Because ETFs bear various fees and expenses, the Funds would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Investment Company Securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Under certain conditions, the Funds may invest in other investment companies, including money market funds, in excess of these limitations. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following the effective date, an investment company is longer able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Foreign Securities. The Funds may invest in foreign securities as part of their respective investment strategies. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Funds may also invest in Chinese securities. Investing in Chinese securities is riskier than investing in U.S. securities. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Participants in the Chinese market are subject to less regulation and oversight than participants in the U.S. market. This may lead to trading volatility, difficulty in the settlement and recording of transactions, and uncertainty in interpreting and applying laws and regulations. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in the economies of any of China’s key trading partners may adversely affect the securities of Chinese issuers. Regional conflict could also have an adverse effect on the Chinese economy.

The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, in November 2020, an Executive Order was issued that prohibits U.S. persons from purchasing or investing in certain publicly-traded securities of companies identified as “Communist Chinese military companies” or in instruments that are designed to provide investment exposure to those companies. The companies identified may change from time to time. A fund may incur losses if more investors attempt to sell such securities or if the fund is unable to participate in an otherwise attractive investment. Securities that are or become prohibited may become less liquid and their market prices may decline. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

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Money Market Securities. Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”), such as Standard& Poor’s Financial Services, LLC (“Standard & Poor’s”) or Moody’s Investors Service, Inc., (“Moody’s”) or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (iv) repurchase agreements involving such securities; and (v) shares of registered money market mutual funds. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

Each Fund may also invest in the securities of money market mutual funds. Money market mutual funds are registered investment companies under the 1940 Act and such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. As part of its securities lending program, a Fund may also invest in the securities of unregistered private liquidity funds that operate to similar limitations. Please note that in addition to the advisory and operational fees a Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, a Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Real Estate Investment Trusts (REITs). Each Fund may invest in equity interests and/or debt obligations issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes or geographic regions, such as the southeastern United States, or both. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITs may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency, and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.

Furthermore, for tax reasons, a REIT may impose limits on how much of its securities any one investor may own. These ownership limitations (also called “excess share provisions”) may be based on ownership of securities by multiple funds and accounts managed by the same investment adviser and typically result in adverse consequences (such as automatic divesture of voting and dividend rights for shares that exceed the excess share provision) to investors who exceed the limit. A REIT’s excess share provision may result in a Fund being unable to purchase (or otherwise obtain economic exposure to) the desired amounts of certain REITs. In some circumstances, a Fund may seek and obtain a waiver from a REIT to exceed the REIT’s ownership limitations without being subject to the adverse consequences of exceeding such limit were a waiver not obtained, provided that the Fund complies with the provisions of the waiver.

Special Purpose Acquisition Companies (SPACs). A Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be deemed illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal

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Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•        U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund,

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the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, a Fund may increase this percentage up to 100%.

Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Securities Lending. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. A Fund will adhere to the following conditions whenever its portfolio securities are loaned:

(i)	the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;

(ii)  the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

The White Oak, Pin Oak and Red Oak Funds may not:

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1.	Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund’s total assets. This limitation does not apply to the Red Oak Fund.

2.	Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

3.	Acquire more than 10% of the voting securities of any one issuer.

4.	Invest in companies for the purpose of exercising control.

5.	Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund’s total assets, all borrowings shall be repaid before the Fund makes additional investments. The term “senior security” shall not include any temporary borrowings that do not exceed 5% of the value of the Fund’s total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8.	Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short “against the box.”

9.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

10.	Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

Additionally, the Red Oak Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Black Oak and Live Oak Funds may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and with respect to the Live Oak Fund only (iii) investments in companies doing business in the health sciences industry.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

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4.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Rock Oak and River Oak Funds may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). The 1940 Act requires the Funds to maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as those made within specified limits of asset coverage for such obligations or instruments or otherwise made in compliance with rules adopted under the 1940 Act. .

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s, except for the Rock Oak and River Oak Funds’, current investment policy on lending is stated above. The Rock Oak and River Oak Funds’ current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make

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any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund, except for the Rock Oak Fund and the River Oak Fund, has adopted a fundamental policy that prohibits the Fund from direct investment in real estate. The Rock Oak Fund and the River Oak Fund have adopted a fundamental policy that would permit direct investment in real estate. However, the Rock Oak Fund’s and the River Oak Fund’s current investment policy with respect to investment in real estate is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Non-Fundamental Policies

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval:

1.	Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2.	The Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

3.	The White Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

4.	The Pin Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

5.	The Red Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

6.	The Black Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of Emerging Technology Companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

7.	The Live Oak Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of health sciences companies, as determined by the Adviser. This non-fundamental policy may be changed by the Trust’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

The Black Oak Fund and Live Oak Fund may not:

1.	Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

2.	Purchase securities while its borrowing exceeds 5% of its total assets.

Except with respect to the Funds’ policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the Funds’ limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

To meet federal tax requirements for qualification as a “regulated investment company,” at the close of each quarter of its taxable year, each Fund will (a) limit its investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund’s total assets; and (b) with respect to 50% of its total assets, limit its investment in the securities of any issuer to 5% of the Fund’s total assets and will not purchase more than 10% of the outstanding voting securities of any one issuer.

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THE ADVISER

General. Oak Associates, ltd. makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Oak was formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship he founded in 1985. Following a change of control transaction, which was completed on December 31, 2019, Robert D. Stimpson, Margaret L. Ballinger and Carol L. Zollars own substantially all of the voting interests in the Adviser. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401 (k) plans, profit sharing plans, individual investors and trusts and estates. As of January 31, 2022, the Adviser had discretionary management authority with respect to approximately $1.91 billion of assets under management.

Advisory Agreement with the Trust. The Adviser serves as the investment adviser for each Fund under an investment advisory agreement with the Trust (the “Advisory Agreement”). The advisory agreement was last approved by the shareholders at a regular meeting held on February 14, 2022 for each of White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund. The continuance of the Advisory Agreement must for each Fund be specifically approved initially for a two-year period and thereafter at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Investment Management Personnel of the Adviser. Mr. James D. Oelschlager has served as Co-Chief Investment Officer since 2019. He serves as a co-manager of each Fund and has managed the White Oak Select Growth Fund and its predecessor fund since its inception. Mr. Oelschlager previously served as President and Chief Investment Officer of the Adviser and its predecessor from 1985-2019. Prior to founding the Adviser in 1985, Mr. Oelschlager served as Director of Investment Management of Firestone Tire and Rubber. He has more than 53 years of investment experience.

Mr. Robert D. Stimpson, CFA, became Co-Chief Investment Officer of the Adviser in 2019. He serves as co-manager of each Fund and has managed the Rock Oak Fund and River Oak Fund since inception. He joined the Adviser as an Equity Research Analyst in 2001. Prior to joining the Adviser, Mr. Stimpson earned an MBA from Emory University. From 1997 to 1999, Mr. Stimpson worked as an Equity Market Analyst for I.D.E.A., ltd. From 1995 to 1997, he worked for Merrill Lynch as a Financial Consultant. He has more than 25 years of investment experience. In addition to the CFA designation, Mr. Stimpson holds the CMT charter from the Market Technicians Association.

Mr. Jeffrey B. Travis, CFA, re-joined the Adviser in 2019 as a Portfolio Manager and Senior Analyst. He serves as a co-manager for each of the Funds. Prior to rejoining the Adviser in 2019, Mr. Travis earned an MBA from Case Western Reserve University. From 2009 to 2019, Mr. Travis was a Principal and Equity Market Analyst for Winslow Asset Management. From 2006-2009, he was the Director of Research for Broadleaf Partners. From 1997-2006, Mr. Travis was a Portfolio Manager with Oak Associates, ltd., part of which he also served as Portfolio Manager for Black Oak Emerging Technology and Red Oak Technology Select Funds. He has over 24 years of investment experience and holds the CFA designation.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets of each Fund. For the River Oak Fund, effective February 28, 2022, for its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets; prior to February 28, 2022, the Adviser received a fee, which was calculated daily and paid monthly, at an annual rate of 0.79%. For each Fund, the Adviser has contractually agreed until February 28, 2023 to waive all or a portion of its fee (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses, as applicable), expressed as a percentage of each Fund’s average daily net assets as shown in the table below.

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Fund	Expense Cap
White Oak Fund	1.25%
Pin Oak Fund	1.25%
Rock Oak Fund	1.25%
River Oak Fund	1.25%
Red Oak Fund	1.35%
Black Oak Fund	1.35%
Live Oak Fund	1.35%

The expense limitation agreement between the Adviser and the Trust (the “Agreement”) will continue in effect with respect to all Funds until February 28, 2023 and thereafter will automatically continue in effect with respect to each Fund for successive one (1) year periods unless otherwise terminated with respect to such Fund in accordance with the Agreement. Either party may elect not to renew the Agreement with respect to one or more Funds for a successive one (1) year period by providing the other party not less than sixty (60) days’ prior written notice (measured from the commencement of a successive one-year period) of such election. Notwithstanding the foregoing, the Agreement may be terminated by either party, without payment of any penalty, upon sixty (60) days’ prior written notice to the other party; provided that, in the case of termination by the Adviser, such action shall be authorized by the Trust’s Board of Trustees, including a majority of its independent Trustees.

The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2019, 2020 and 2021, the Funds paid the Adviser the following advisory fees:

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		Fees Paid			Fees Waived
Fund	2019	2020	2021	2019	2020	2021
White Oak Fund	$ 2,584,969	$ 2,549,408	$ 3,119,982	None	None	None
Pin Oak Fund	$ 1,826,977	$ 1,430,908	$ 1,429,039	None	None	None
Rock Oak Fund	$ 115,484	$ 77,574	$ 91,435	$ 20,521	$ 33,986	$ 18,951
River Oak Fund	$ 108,333	$ 111,700	$ 167,463	$ 30,177	$ 26,640	$ 1,293
Red Oak Fund	$ 4,440,038	$ 4,521,181	$ 4,880,013	None	None	None
Black Oak Fund	$ 260,550	$ 295,516	$ 455,698	None	None	None
Live Oak Fund	$ 393,811	$ 366,551	$ 383,487	None	None	None
THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds. Except for James D. Oelschlager, a Fund’s portfolio manager’s compensation consists of a base salary and a discretionary quarterly bonus, each of which is paid in cash. A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment. The discretionary quarterly bonus is determined by senior management of the Adviser based on the Adviser’s profitability and various subjective factors deemed appropriate by management. James D. Oelschlager receives no compensation from the Adviser.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds they manage as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Fund	Dollar Range of Fund Shares*
James D. Oelschlager	White Oak Fund	Over $1,000,000
	Pin Oak Fund	Over $1,000,000
	Rock Oak Fund	Over $1,000,000
	River Oak Fund	Over $1,000,000
	Red Oak Fund	Over $1,000,000
	Black Oak Fund	Over $1,000,000
	Live Oak Fund	Over $1,000,000

Name	Fund	Dollar Range of Fund Shares*
Robert D. Stimpson	White Oak Fund	$100,001 - $500,000
	Pin Oak Fund	$100,001 - $500,000
	Rock Oak Fund	$100,001 - $500,000
	River Oak Fund	$100,001 - $500,000
	Red Oak Fund	$100,001 - $500,000
	Black Oak Fund	$100,001 - $500,000
	Live Oak Fund	$100,001 - $500,000
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Name	Fund	Dollar Range of Fund Shares*
Jeffrey B. Travis	White Oak Fund	$10,001 - $50,000
	Pin Oak Fund	$10,001 - $50,000
	Rock Oak Fund	$10,001 - $50,000
	River Oak Fund	$10,001 - $50,000
	Red Oak Fund	$10,001 - $50,000
	Black Oak Fund	$10,001 - $50,000
	Live Oak Fund	$10,001 - $50,000

*	Valuation date with respect to all Funds is October 31, 2021.

Other Accounts*. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2021.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James D. Oelschlager	0	0	0	0	87	$441.0M
Robert D. Stimpson	2	$76.1M	0	0	87	$441.0M
Jeffrey B. Travis	0	0	0	0	87	$441.0M

*	Certain accounts are co-managed.

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other, particularly in instances where the other account may pay the Adviser a performance-based fee. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. Ultimus Fund Solutions, LLC (the “Administrator”) is the administrator of the Funds. The Administrator has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated August 11, 2017, (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting, fund accounting services, including calculating the Funds’ daily net asset value, and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 60 days’ prior written notice to the other party.

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Administration Fees Paid to the Administrator and Prior Administrator. For the fiscal years ended October 31, 2019, 2020 and 2021, the Trust paid to the Administrator or the Prior Administrator for its services as administrator and shareholder servicing agent for each Fund, the following amounts:

Fees Paid
Fund	2019	2020	2021
White Oak Fund	$ 149,127	$ 150,788	$ 174,351
Pin Oak Fund	$ 105,183	$ 85,537	$ 78,615
Rock Oak Fund	$ 6,584	$ 4,550	$ 5,123
River Oak Fund	$ 5,146	$ 5,176	$ 9,026
Red Oak Fund	$ 255,910	$ 269,092	$ 270,643
Black Oak Fund	$ 14,985	$ 17,109	$ 25,917
Live Oak Fund	$ 22,814	$ 21,655	$ 21,456

THE DISTRIBUTOR

The Trust and Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement dated August 11, 2017 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. The Distributor agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. For the distribution services provided under the Distribution Agreement, the Trust or the Adviser shall pay the Distributor an annual fee of $18,000 for the first seven funds in the Trust and $5,000 for each Fund after the seventh fund in the Trust. The Distributor has its principal business offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency services agreement with the Trust. The Transfer Agent has its principal business offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

THE CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as the custodian of the Trust. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., (“Cohen”), located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP, located at 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

SECURITIES LENDING

The Trustees have approved the Funds’ participation in a securities lending program. Under the securities lending program, U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds (“Securities Lending Agent”).

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For the fiscal year ended October 31, 2021, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds pursuant to a securities lending agreement between the Funds and U.S. Bank are shown in the following table:

Fund	Gross Income from Securities Lending Activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/compensation	Net income from securities lending activities
White Oak Select Growth Fund	$27,896	$(3,026)	$(5,424)	$0	$0	$(7,342)	$0	$(15,791)	$12,104
Pin Oak Equity Fund	$23,038	$(2,197)	$(4,780)	$0	$0	$(7,272)	$0	$(14,249)	$8,789
Rock Oak Core Growth Fund	$4,201	$(376)	$(823)	$0	$0	$(1,499)	$0	$(2,697)	$1,504
River Oak Discovery Fund	$4,912	$(491)	$(995)	$0	$0	$(1,462)	$0	$(2,948)	$1,964
Red Oak Technology Select Fund	$343,811	$(62,148)	$(14,715)	$0	$0	$(18,345)	$0	$(95,208)	$248,602
Black Oak Emerging Technology Fund	$22,864	$(2,234)	$(4,481)	$0	$0	$7,220	$0	$(13,935)	$8,929
Live Oak Health Sciences Fund	$8,182	$(783)	$(1,618)	$0	$0	$(2,646)	$0	$(5,047)	$3,135

For the fiscal year ended October 31, 2021, the Securities Lending Agent provided services to the Funds in connection with securities lending activities. The services provided include the following: (i) entering into loans with approved entities subject to guidelines or

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restrictions provided by the Fund(s); (ii) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (iii) daily monitoring of the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiation of loan terms with borrowers; (v) selecting the securities to be loaned subject to guidelines or restrictions provided by the Fund; (vi) recordkeeping and account servicing; (vii) arranging the return of loaned securities to the Fund at loan termination.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust, including providing individuals to serve as officers of the Trust. The Trustees oversee the actions of the Adviser and the Funds’ other service providers, and review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds. In all cases the role of the Board, the Board’s Committees and the individual Trustees is one of general oversight and not management of the day- to-day affairs of the Trust.

Like all mutual funds, the Funds are subject to a number of risks, including operational, investment and compliance risks. Management of risk is performed by the third-party service providers to the Trust, whose services are overseen by the Board. Under the general oversight of the Board, the Trust, the Adviser and the other service providers have adopted policies, procedures and controls to address these risks. The Board receives and reviews information from the Adviser, the other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions. The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period. The Board also receives quarterly service level reports from Ultimus Fund Services, LLC to assist it in overseeing operational risk.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Board is chaired by James D. Oelschlager, Co-CIO of the Adviser and an “interested” Trustee. Pauline Ramig, who is not an “interested person” of the Trust (as that term is defined in the 1940 Act) (an “Independent Trustee”), serves as the Lead Independent Trustee. As such, Ms. Ramig serves as the primary liaison between the Independent Trustees and the Board and the Trust’s service providers, participates in the development of agendas for Board meetings and chairs executive sessions of the Independent Trustees, as well as performs such additional tasks as are requested by the Independent Trustees. As part of its annual self-evaluation, the Board reviews its Committee structure and membership. The Board believes that its current structure is appropriate based on the size of the Board, the number of Funds overseen by the Trustees and the nature of the Trust’s business.

BOARD MEMBERS. Set forth below are the names, dates of birth, length of term of office and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. The business address of each Trustee is Oak Associates Funds Board of Trustees, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

INTERESTED TRUSTEE

•	JAMES D. OELSCHLAGER (Born 1942) – Trustee* (since 2000) - Co-CIO of Oak Associates, ltd. since 2019. Founder of Oak Associates, Ltd. and Managing Member, President, and CIO 1985-2019. Assistant Treasurer and Director of Investment Management of Firestone Tire and Rubber, 1969-1985.

INDEPENDENT TRUSTEES

•	SUSAN F. AKERS (Born 1972) – Trustee (since May 2022) – CFO and Principal of Ullman Oil Company (since June 2015).

•	PAULINE F. RAMIG, Ph.D. (Born 1940) – Trustee (since 2007) – Retired. Financial Planning Practitioner, Ramig Financial Planning, 1991- 2021.

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•	MICHAEL R. SHADE (Born 1948) – Trustee (since 2007) - Attorney at Law; Partner, Shade & Shade since December, 1979.

•	DAVID J. GRUBER (Born 1963) – Trustee (since 2019) - Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016. Mr. Gruber also holds other directorships such as Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair, 2018 to 2020; Independent Trustee for Asset Management Fund (4 Funds), Chairman of the Board, 2018 to present, Audit Committee and Valuation Committee member, 2015 to present; Independent Trustee, Audit Committee Chair, of Monteagle Funds (4 Funds), 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012.

TRUSTEE EMERITUS

•	JOHN G. STIMPSON (Born 1942) – Trustee Emeritus (since 2019) - Retired since 1993. Board of Trustees, Oak Associates Funds, 2000- 2019. Board of Directors, Morgan Stanley Trust Company, 1988-1993. Director of International Equity Sales, and Equity Sales Manager, Salomon Brothers (New York), 1985-1986. Director, London Office, Salomon Brothers International (London, England), 1976-1985. Vice President of Institutional Equity, Salomon Brothers (Cleveland, Ohio), 1972-1976. Institutional Equity RR, duPont Glore Forgan (investment banking), 1968-1972. Mr. Stimpson serves as a non-voting Trustee Emeritus of the Trust.

* Mr. Oelschlager is considered an “interested person” of the Trust as that term is defined in the 1940 Act. Mr. Oelschlager is interested by virtue of his role as co-Chief Investment Officer of the Advisor.

As of the date of this SAI, the Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information, in addition to the Trustees’ combined contribution to the Board, that led to this conclusion. The summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Susan F. Akers has served as a Trustee of the Trust since May 2022. Ms. Akers has experience in business and financial matters as the CFO and Principal of Ullman Oil Company. Ms. Akers is a member of the Audit and Nominating Committees and effective August 11, 2022 serves as the Chair of the Nominating Committee.

James D. Oelschlager has served as a Trustee of the Trust since its inception in 2000. Mr. Oelschlager has knowledge and experience in business matters and the financial services industry as Founder of the Adviser and from serving as the Managing Member, President, and Chief Investment Officer from 1985 to 2019. Mr. Oelschlager has been Co-Chief Investment Officer of the Adviser since October 2014. He serves as a co-manager of each of the Funds and has managed White Oak Select Growth Fund since its inception in 1992. Mr. Oelschlager served as the Director of Investment Management of a large manufacturing organization prior to founding the Adviser in 1985.

Pauline F. Ramig, Ph.D. has served as a Trustee of the Trust since 2007. Ms. Ramig has business experience and knowledge of the financial services industry from serving as a Certified Financial Planner from 1991 to 2021. Ms. Ramig is a member of the Audit and Nominating Committees. Previously, Ms. Ramig was a Manager at BP America where she was responsible for price risk management activity of its equity production portfolio., including the use of options and futures. Ms. Ramig holds B.A. and M.A. degrees in Mathematics from the University of Nebraska and the University of Louisville, respectively, and a Ph.D. in Probability and Statistics from Case Western Reserve University, where she also served as an Assistant Professor of Mathematics and Statistics. Effective August 11, 2022, Ms. Ramig serves as the Lead Independent Trustee.

Michael R. Shade has served as a Trustee of the Trust since 2007 and serves on the Trust’s Audit and Nominating Committees. Mr. Shade has experience with various business, legal and regulatory issues from serving as an attorney and partner in the law firm of Shade & Shade since 1979.

John G. Stimpson served as a Trustee of the Trust since its inception in 2000 until his resignation effective December 31, 2019. Mr. Stimpson has knowledge and experience in business matters and the financial services industry from serving as Director and Vice President of an investment bank. In addition, Mr. Stimpson has governance experience from serving on the Board of Directors of Morgan Stanley Trust Company. He has long-standing familiarity with the Adviser, for which his son Robert D. Stimpson has served as a portfolio manager since 2004 and as an equity research analyst since 2001.

David J. Gruber has served as a Trustee of the Trust, member of the Nominating Committee, Audit Committee Chair and Audit Committee Financial Expert since 2019. The Board of Trustees has determined that Mr. Gruber is an audit committee financial expert as such term is defined by Item 3 of Form N-CSR. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair, a member of the

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audit committee and audit committee financial expert for the Fifth Third Funds from 2003 to 2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is the Chairman of the Board and an Independent Trustee for Asset Management Funds, and has been an Audit Committee and Valuation Committee member from 2015 to present. Mr. Gruber is also Independent Trustee, Audit Committee Chair, of Monteagle Funds from 2015 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber was a Board member for the State Teachers Retirement System of Ohio, from 2018 to 2020. Mr. Gruber was President and Chief Executive Officer of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

•	AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed entirely of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accountants and whether to terminate this relationship; reviewing the independent registered public accountants’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accountants to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accountant and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accountants’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accountants that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountants and the Trust’s senior internal accounting executive, if any, the independent registered public accountants’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accountants, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Mr. Gruber serves as the Chair of the Audit Committee. The Board of Trustees has determined that Mr. Gruber is an audit committee financial expert as such term is defined by Item 3 of Form N-CSR. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

•	NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed entirely of the Independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating Committee meets periodically, as necessary, and didn’t meet for the recently completed fiscal year. Effective August 11, 2022, Ms. Akers serves as the Chair of the Nominating Committee.

NON-BOARD COMMITTEES. In addition to the Committees described above that have been established by the Board, there is also a Fair Valuation Committee of the Adviser, which is subject to oversight by the Board. In accordance with the valuation procedures adopted by the Board, the Fair Valuation Committee makes determinations as to whether market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Fair Valuation Committee, or a subgroup thereof, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. The Fair Valuation Committee meets only when necessary.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

NAME	DOLLAR RANGE OF FUND SHARES (FUND)*	AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
INTERESTED TRUSTEES
Oelschlager	White Oak – Over $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
	Live Oak – Over $100,000	Over $100,000
Black Oak – Over $100,000
Rock Oak – Over $100,000
River Oak – Over $100,000

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NAME	DOLLAR RANGE OF FUND SHARES (FUND)*	AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
INDEPENDENT TRUSTEES
Canon**	White Oak – Over $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
	Live Oak – $10,001 - $50,000	Over $100,000
Black Oak – Over $100,000
Rock Oak – $10,001 - $50,000
River Oak – $10,001 - $50,000
Gruber	White Oak – None
Pin Oak – $1 - $10,000
Red Oak – $1 - $10,000
	Live Oak – $1 - $10,000	$10,001 - $50,000
Black Oak – None
Rock Oak – $1 - $10,000
River Oak – None
Ramig	White Oak – $1 - $10,000
	Pin Oak – $10,001 - $50,000	$10,001-$50,000
Red Oak – $1 - $10,000
Live Oak – $1 - $10,000
Black Oak – $1 - $10,000
Rock Oak – $1 - $10,000
River Oak – $1 - $10,000
Shade	White Oak – $50,001 - $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
	Live Oak – $50,001 - $100,000	Over $100,000
Black Oak – $50,001 - $100,000
Rock Oak – $10,001 - $50,000
River Oak – $10,001 - $50,000

* Valuation date is December 31, 2021. Ms. Akers was not a member of the Board during the calendar year ended December 31, 2021, and therefore did not have beneficial ownership of any shares of the Funds as of the end of that period.

** Mr. Canon retired as a Trustee of the Trust effective as of the close of business on August 10, 2022.

AGGREGATE TRUSTEE AND OFFICER FUND OWNERSHIP. As of February 1, 2022, officers and Trustees of the Trust, in the aggregate, owned the following percentages of each Fund’s outstanding voting shares: White Oak: 3.44%; Pin Oak: 10.75%; Rock Oak: 44.24%; River Oak: 55.81%; Red Oak: 3.66%; Black Oak: 27.58%; and Live Oak: 20.68%.

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BOARD COMPENSATION. The Trust paid the following fees to its Trustees during its most recently completed fiscal year.

NAME	AGGREGATE COMPENSATION	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX*
INTERESTED TRUSTEES
Oelschlager	$0	$0	$0	$0
TRUSTEE EMERITUS
Stimpson**	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Canon***	$62,000	$0	$0	$62,000
Ramig	$48,000	$0	$0	$48,000
Shade	$48,000	$0	$0	$48,000
Gruber	$50,000	$0	$0	$50,000

*	The Trust is the only investment company in the “Fund Complex.” Ms. Akers was not a member of the Board during the Funds’ most recent fiscal year ended December 31, 2021, and therefore did not receive any compensation from the Funds for service on the Board during the past fiscal year.

** Mr. Stimpson does not receive compensation for his role as Trustee Emeritus.

*** Mr. Canon retired as a Trustee of the Trust effective as of the close of business on August 10, 2022.

Trust Officers. The officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. None of the officers receive compensation from the Trust for their services.

•	CHARLES A. KIRALY (Born 1969) – President since July 2014 – 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. Director of Mutual Fund Operations at Oak Associates, ltd. Since July 2014. Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.

•	ZACHARY P. RICHMOND* (Born 1980) – Treasurer since April 2019 - Vice President and Director of Financial Administration since 2019; Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

•	MARGARET L. BALLINGER (Born 1953) - Chief Compliance Officer since February 2015 – 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. President since January 2020, Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.

•	MAGGIE BULL* (Born 1965) – Secretary since February 2018 – Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC since February 2020; Senior Attorney, Ultimus Fund Solutions, LLC (June 2017 to January 2020); Legal Counsel, Meeder Investment Management, (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016).

*	These officers of the Trust also serve as officers to one or more mutual funds for which Ultimus Fund Solutions, LLC or its affiliates act as administrator or distributor.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur charges and other expenses (including taxes) on the sale of any such securities so received in payment of redemptions.

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The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the transfer agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. Each Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees. In complying with the 1940 Act, the Trust follows guidance provided by the SEC and by its staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. Investments in unregistered private liquidity funds operating to similar limitations as money market mutual funds are valued at the applicable net asset value as determined by those funds each business day. Investments in repurchase agreements are generally valued at par each business day. If such prices are not available or the Adviser deems them to be unreliable, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Registered Investment Companies. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”).

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXATION OF THE FUNDS

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds a Fund’s shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding a Fund’s shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of a Fund’s shares by the partnership.

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The summary assumes that shareholders will hold a Fund’s shares as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (ii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

No Fund has requested nor will any Fund request an private letter ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify each year for, taxation as a regulated investment company (“RIC”) under Subchapter M of the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables),

U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

The transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017, unless the transferor provides certain certifications. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of

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certain expenses allocable thereto (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its “net capital gain” (i.e., the excess of its net long-term capital gain over its net short-term capital loss. If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation at a flat tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income which may be eligible for the long-term capital gains tax rates for qualified dividend income passed through to a non-corporate shareholder and the dividends-received deduction for corporate shareholders. The long-term capital gains rate is 20% for non-corporate shareholders with taxable income in excess of $459,750 ($517,200 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If a Fund fails to qualify as a RIC for a period of greater than two taxable years, such Fund generally would be required to recognize any net built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. A Fund may carry capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. Capital gains arising in subsequent years are offset by carried forward capital losses, and are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds may engage in a reorganization in the future.

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WASH SALES. A Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs if holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Investments in Partnerships. The Fund may invest in unregistered funds and other entities properly treated as partnerships for U.S. federal income tax purposes (other than qualified publicly traded partnerships). An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund (including in circumstances where investments by an underlying partnership, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to Fund shareholders. In addition, the Fund may have to dispose of assets, or devise other methods of cure, to the extent an underlying partnership earns income of a type that is not qualifying income for purposes of the gross income test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests. The transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest, unless the transferor provides certain certifications. However, the IRS has delayed this withholding requirement with respect to publicly traded partnerships. It is unclear when and how this withholding requirement will go into effect.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. Application of the PFIC rules, among other things, may affect the amount, character, and timing of gain or loss recognized. For instance, if a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon, even if such Fund timely distributes the PFIC income as a taxable dividend to its shareholders. A Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. Each Fund will account for any investments in PFICs in a manner it

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deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized. A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.

A Fund may be able to mitigate these adverse tax consequences by electing to treat a PFIC as a “qualified electing fund” (“QEF”) or by making a “mark-to-market” election. To the extent a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, regardless of whether the PFIC makes an actual distribution to the Fund. As a result of a QEF election, recognition of income may be accelerated (without the concurrent receipt of cash). Further, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax. In most instances it will be very difficult to make this election because of certain requirements in making the election, including, but not limited to, it may not be possible to obtain information required to make the election.

Alternatively, a Fund may elect to “mark-to-market” its stock in any PFIC as though the Fund had sold and repurchased its holding in such PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Pursuant to the election, a Fund may deduct the losses, if any, only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The “mark-to-market” election may cause the Fund to be required to recognize taxable income or gain without the concurrent receipt of cash.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by a Fund if the Fund shares are loaned pursuant to a securities lending agreement.

DISTRIBUTIONS. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return, except in cases of certain tax-exempt shareholders. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether the shareholders receive them in case or receive them in additional shares.

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For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the long-term capital gains tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains rate is 20% for non-corporate shareholders with taxable income in excess of $459,750 ($517,200 if married and filing jointly), 15% (0% for non-corporate shareholders in lower income tax brackets) for non- corporate shareholders with taxable income of less than the threshold amounts. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction with respect to a Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

A 3.8% Medicare contribution tax applies to net investment income (excluding tax-exempt interest) including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of net tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (applicable as described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund

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that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), such distribution will be subject to withholding at the highest applicable U.S. tax rate {currently 37% in the case of individuals and 21 % in the case of corporations) and the non- U.S. shareholders will be subject to the federal income tax, reporting and requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund and on capital gains dividends provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs).

Distributions from a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations”) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholders to file a federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Pursuant to the Foreign Account Tax Compliance Act (“FATCA), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutional including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

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TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of a Fund that you redeem, your financial intermediary or a Fund (if a shareholder holds the shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of a Fund’s shares purchased after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out, Specific Lot Identification (SLID) or High Cost, First Out). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

If a shareholder is a corporation and has not instructed a Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2019, 2020 and 2021, the Funds paid the following aggregate brokerage commissions on portfolio

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transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid

Fund	2019	2020	2021
White Oak Fund[1]	$ 52,572	$ 46,890	$ 16,299
Pin Oak Fund[2]	$ 61,220	$ 65,332	$ 15,101
Rock Oak Fund	$ 4,160	$ 6,480	$ 1,409
River Oak Fund	$ 4,845	$ 11,616	$ 8,195
Red Oak Fund[3]	$ 40,110	$ 90,048	$ 47,933
Black Oak Fund	$ 11,546	$ 14,845	$ 6,158
Live Oak Fund	$ 20,670	$ 13,576	$ 7,053

1	For the White Oak Fund, the material difference between brokerage commissions paid in the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2020 can be attributed to lower trading volume between 2020 and 2021.
2	For the Pin Oak Fund, the material difference between brokerage commissions paid in the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2020 can be attributed to lower trading volume between 2020 and 2021.
3	For the Red Oak Fund, the material difference between brokerage commissions paid in the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2020 can be attributed to decreased relative capital stock activity during the period. The material difference between brokerage commissions paid in the fiscal year ended October 31, 2020 and the fiscal year ended October 31, 2019 can be attributed to increased relative capital stock activity during the period.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary

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market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust’s most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
White Oak Fund	$ 11,006.72	$ 41,594,023.23
Pin Oak Fund	$ 5,930.53	$ 27,868,753.07
Rock Oak Fund	$ 1,274.91	$ 2,437,087.55
River Oak Fund	$ 5,968.61	$ 7,182,846.80
Red Oak Fund	$ 44,374.67	$ 144,227,806.12
Black Oak Fund	$ 2,768.46	$ 8,442,825.78
Live Oak Fund	$ 9,037.80	$ 28,700,902.69

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2019, 2020 and 2021, the Funds did not effect any brokerage transactions in their portfolio securities with an affiliated broker.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular broker-dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2021, the White Oak Fund held securities valued at $26,428,938 of JPMorgan Chase & Company.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Trust’s President to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The President reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, for the first and third fiscal quarters, as an exhibit to their reports filed with the SEC on Form N- PORT. Quarterly holdings reports filed with the SEC on Form N- PORT are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Funds’ most recent Annual and Semi-Annual reports are also available, free of charge, on the Fund’s website at www.oakfunds.com by clicking on the “Forms & Information” tab on the top of the page.

In addition, certain portfolio holdings information for each Fund is available on the Funds’ website – www.oakfunds.com – by clicking the applicable link for each Fund in the “Our Funds” section of the home page. By following these links, you can obtain a complete list of portfolio holdings for each Fund as of the end of the most recently completed calendar quarter. The portfolio holdings information available on the Funds’ website includes an alphabetical list of the securities owned by each Fund, but does not include the percentage of the Fund’s overall portfolio represented by a particular security. The portfolio holdings information on the Funds’ website is generally made available in the first week following the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.

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The information on the Funds’ website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policies and procedures provide that the President may authorize disclosure of portfolio holdings information to these parties at differing times and/or with different lag times to these third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

Currently, the Funds do not have arrangements to provide additional disclosure of portfolio holdings information to third party consultants.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or any recipient of a Fund’s portfolio holdings information.

The Funds’ service providers, such as the Adviser, Custodian, Distributor, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on a Fund’s non-public information. Financial printers, proxy voting service providers, the independent registered public accounting firm and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions,

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but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in IPOs or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX. The Funds’ proxy voting records for the most recent 12-month period ended June 30th are available upon request by calling 1-888-462-5386 or by writing to the Funds at Oak Associates Funds, c/o Ultimus Fund Solutions, LLC, P.O. 46707, Cincinnati, Ohio 45246-0707. The Funds’ most current Form N-PX filing is also available on the SEC’s website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of February 1, 2022, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund’s shares. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.

White Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC	18.24%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
NATIONAL FINANCIAL SERVICES CORP	15.79%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281

Pin Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP	24.96%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
CHARLES SCHWAB & CO INC	9.54%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	5.94%

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Rock Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
VANITA B OELSCHLAGER TRUST	24.32%
U/A DTD 03/27/1990
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067
NATIONAL FINANCIAL SERVICES CORP	8.96%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
JAMES D OELSCHLAGER TRUST	5.73%
U/A DTD 07/26/04
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067
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River Oak Fund
Shareholder	Percentage of Outstanding Fund Shares

JAMES D OELSCHLAGER TRUST	25.83%
U/A DTD 07/26/04
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067
NATIONAL FINANCIAL SERVICES CORP	13.66%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
VANITA B OELSCHLAGER TRUST	6.82%
U/A DTD 03/27/1990
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067
CHARLES SCHWAB & CO INC	6.54%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
OAK CLINIC MS OPERATIONS 3875 EMBASSY PKWY STE 250 AKRON, OH 44333-8355	5.63%

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Red Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
CHARLES SCHWAB & CO INC	33.92%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
NATIONAL FINANCIAL SERVICES CORP	23.97%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
TD INC PO BOX 2226 OMAHA, NE 68103-2226	7.49%

Black Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
JAMES D OELSCHLAGER TRUST	11.04%
U/A DTD 07/26/04
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067
CHARLES SCHWAB & CO INC	7.65%
ATTN MUTUAL FUNDS / TEAM S
9601 E PANORAMA CIRCLE
MAILSTOP DEN2-02-011
ENGLEWOOD, CO 80112-3441
VANITA B OELSCHLAGER TRUST	7.45%
U/A DTD 03/27/1990
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067
NATIONAL FINANCIAL SERVICES CORP	7.31%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281

Live Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
NATIONAL FINANCIAL SERVICES CORP	27.88%
ATTN GLENFORD LUKE EARL TYRREL
200 LIBERTY ST 1 WORLD FINANCIAL CENTER
NEW YORK, NY 10281
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CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS / TEAM S 9601 E PANORAMA CIRCLE MAILSTOP DEN2-02-011 ENGLEWOOD, CO 80112-3441	6.08%
VANITA B OELSCHLAGER TRUST	5.35%
U/A DTD 03/27/1990
1000 WOODHAVEN BLVD
AKRON, OH 44333-1067

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The Trust believes that most of the shares referred to above were held by those intermediaries indicated in accounts for their beneficial, agency or custodial customers.

FINANCIAL STATEMENTS

The financial statements of the Trust for the fiscal year ended October 31, 2021, have been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, and have been incorporated by reference in reliance upon the report of Cohen & Company, Ltd. and upon the authority of said firm as experts in accounting and auditing.

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APPENDIX A DESCRIPTION OF

RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

A-1

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. This designation indicates that default is a real possibility.

“RD” – Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

“D” – Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation. Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

A-2

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

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APPENDIX B

Proxy Voting and Class Actions Policies and Procedures Oak Associates, ltd.

Revised: 6.20.21

I.	BACKGROUND

In Proxy Voting by Investment Advisers, Investment Advisers Act of 1940 (“Advisers Act”) Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

II.	STATEMENT OF POLICY

1.	The CCO delegates decisions with respect to specific proxy issues to the Portfolio Manager who is most familiar with the issuer and its business.

2.	Proxies are generally voted according to recommendations made by ISS Governance Services. The Portfolio Manager reviews the issues included in each proxy and may decide to vote the proxies in a manner that differs from an ISS recommendation if such recommendation is deemed not to be in the best interest of the client.
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3.	A Portfolio Manager deviating from ISS’ recommendations must provide the CCO with a written explanation of the reason for the deviation.

4.	Oak also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any potential or actual conflict of interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances. Portfolio Managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decision with respect to that proxy.

5.	Any attempt to influence the proxy voting process by issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any client’s attempt to influence proxy voting with respect to other clients’ securities should be promptly reported to the CCO.

III.	PROXY VOTING PROCEDURES

1.	Oak Associates, ltd. (“Oak”) votes proxies with respect to the client securities where expressly given authority in writing.

2.	Oak has retained proxy advisory firm, Institutional Shareholder Services (ISS), to assist in voting proxies with respect to client securities. Oak’s Chief Compliance Officer (“CCO”) and/or designee manages the relationship with ISS and ensures that all proxies are properly voted and appropriate records are being retained.

3.	Oak will not neglect its proxy voting responsibilities, but Oak may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Oak may be unable to vote securities that have been lent by the custodian. The CCO and/or designee will prepare and maintain memoranda describing the rationale for any instance in which Oak does not vote a Client’s proxy.

4.	ISS will retain the following information in connection with each proxy vote:

•	The issuer’s name;
•	The security’s ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	The number of shares that Oak voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or a security-holder;
•	Whether Oak cast a vote;
•	How Oak cast its vote (for the proposal, against the proposal, or abstain); and
•	Whether Oak cast its vote with or against management.

5.	The CCO and the applicable Portfolio Manager are responsible for identifying

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possible conflicts of interest that exist between the interests of Oak and its clients prior to the time Oak casts its vote. This examination includes a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak or its employees that may create a material conflict of interest.

6.	ISS also maintains policies and practices that are designed to neutralize and guard against conflicts of interest that could arise between the issuer of the proxy and ISS or ISS’ affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.

7.	On a weekly basis, Oak will send a file to ISS, indicating the list of securities, shares held and accounts to which shares correspond.

8.	Oak’s designee receives automated alerts from ISS on a weekly basis, which serves as notification for refer ballots to be reviewed and voted by the Portfolio Manager.

9.	One of Oak’s Portfolio Managers reviews the ISS recommendations for each proxy and determines whether to vote consistent with or against ISS’ recommendations.

10.	The Portfolio Manager instructs the designee how to vote each proxy and the designee submits the votes to ISS electronically.

11.	Oak performs a quarterly reconciliation of ballots voted and ballots held to ensure that votes are not missed.

IV.	SECURITY LENDING

1.	Oak is the investment adviser to the Oak Associates Funds, which participate in a Security Lending Program that is administered by US Bank. The Funds maintain a separate Security Lending Policy.

2.	In advance of each proxy meeting, the record date determines how many shares a beneficial owner may vote. The bank then transmits a daily file to ISS identifying shares currently on loan including notification of how many shares may be voted. Only shares that are not on loan as of that date may be voted.

3.	Oak may determine that a material vote would be necessary and has the option to vote all shares of a particular security by requesting a recall of those shares two weeks in advance of the record date.

4.	These procedures have no impact on the ballot decisions a Portfolio Manager makes when voting proxies.

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V.	CLASS ACTIONS

Oak does not direct clients’ participation in class actions. The CCO will determine whether to return any documentation inadvertently received regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

VI.	DISCLOSURE

Oak will make available these policies and procedures on the Oak Associates, ltd. website at www.oakltd.com.

Oak will disclose a concise summary of the firm’s proxy voting policy and procedures and indicate in its Form ADV Part 2A that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these policies and procedures. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Oak’s Form ADV disclosures will be amended whenever these policies and procedures are updated.

As a matter of policy, Oak does not disclose how it expects to vote on upcoming proxies. Additionally, Oak does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

VII.	RECORDKEEPING

The CCO has overall responsibility for maintaining files and records regarding Oak’s proxy policies and procedures in an appropriate manner and for the required period, i.e., two years on-site in Oak’s offices and at least an additional four years off-site in secure and accessible facilities. Oak will retain the following records relating to proxy voting:

•	Copies of all proxy voting policies and procedures required by Rule 206(4)-6;

•	A copy of each proxy statement that the adviser receives regarding client securities. However, Oak may satisfy this requirement by relying on a third party to retain a copy of the proxy statement on the Oak’s behalf, so long as Oak has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. Oak may also satisfy this requirement by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by Oak on behalf of a client. Oak may satisfy this requirement by relying on a third party to retain, on Oak’s behalf, a record of

B-4

each vote cast, so long as Oak has obtained an undertaking from the third party to provide a copy of the record promptly upon request;

•	A copy of any document created by Oak that (a) was material to deciding how to vote proxies on behalf of a client, or (b) memorializes the basis for a proxy voting decision; and

•	A copy of each written request for information regarding how Oak voted proxies on behalf of a client, and a copy of any associated written response by Oak to any written or oral client request for such information.

VIII.	ANNUAL AND ONGOING REVIEW

The CCO will review on an annual basis the adequacy of the firm’s proxy voting policies and procedures. The CCO will conduct periodic due diligence over the proxy service provider’s practices.

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